UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[X]     Soliciting Material Pursuant to Section 240.14a-12

                              KeySpan Corporation
                              -------------------
                (Name of Registrant as Specified in Its Charter)

                                     (N/A)
                                     -----
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     N/A______________________________________________________________
(2)  Aggregate number of securities to which transaction applies:
     N/A______________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is
     calculated      and      state      how      it      was       determined):
     N/A______________________________________________________________
(4)  Proposed maximum aggregate value of transaction:
     N/A______________________________________________________________

(5)  Total fee paid:
     N/A______________________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing registration statement number, or the Form or Schedule and date of its filing.

(1)  Amount Previously Paid:
     N/A______________________________________________________________
(2)  Form, Schedule or Registration Statement No.:
     N/A______________________________________________________________
(3)  Filing Party:
     N/A______________________________________________________________
(4)  Date Filed:
     N/A______________________________________________________________










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


The following letter is being distributed to all employees through our internal email system and will be posted on our internal KeySpan website:


                         Important Information Regarding
                The KeySpan Employee Discount Stock Purchase Plan

With the impending acquisition of KeySpan by National Grid, many employees have questions regarding how this transaction will affect their KeySpan Common Stock holdings in the Employee Discount Stock Purchase Plan (the "Plan"). The purpose of this communication is to address some of those questions.

Q. What happens to my shares of KeySpan Common Stock in my Plan account once the acquisition occurs?

Once the acquisition occurs, National Grid will purchase all outstanding shares of KeySpan Common Stock for $42 per share (the transaction price). At that time, any shares that you have in your Plan account will be converted to cash. You will receive a payment for the cash proceeds which will have tax consequences in the year in which the acquisition occurs.

Q. Can I exchange my shares of KeySpan Common Stock for shares of National Grid?

No. The transaction only provides for a cash purchase of each share of KeySpan Common Stock at $42.

Q. What are the tax consequences with respect to shares purchased under the current plan?

After the acquisition, you will receive a cash payout equal to the $42 per share transaction price. There are different tax consequences depending upon how long you've held the shares in the Plan. We are still checking the impact of various IRS pronouncements on the tax consequences of selling stock acquired under this Plan (and its predecessors) as it existed prior to May 2003. The following is a summary of the potential tax impact from the sale of shares purchased within the current (post May 2003) Plan:

For gain on sales of shares acquired under the current Plan (post May 2003)

In general, your overall taxable gain resulting from the sale on your stock in the Plan to National Grid will be equal to the difference between the sale price ($42) and the discounted price (purchase price less the 10% discount) you paid for the stock.

Part of the gain is compensation (ordinary) income, and part is capital gain. Under the current Plan (post May 2003) the compensation (ordinary) income part is an amount equal to the discount granted at the time of purchase. The balance of the gain is capital gain. If the stock was held for more than one year, the capital gain part will be long term capital gain. If the stock was held for less than one year, the capital gain part will be a short term capital gain.


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


You will receive additional information in future communications regarding sales of shares acquired under the plans and related tax implications.

PLEASE NOTE: You should consult your tax advisor for more information regarding the potential tax impact on your tax return.


Q. Will I be able to continue my contributions to the Plan up until the transaction is consummated?

Currently, you may continue to make contributions to the Plan and continue to receive a 10% discount on the purchase of KeySpan shares through the Plan. However, KeySpan's Board of Directors has the ability to modify this Plan at any time.

Q. How can I change my payroll deductions or enroll in the Plan?

In order to change your payroll deductions or enroll in the Plan you must complete an "EDSPP Form for Payroll Deduction Authorization, Change or Cancellation" and forward it to the appropriate payroll department listed on the form. To access this form go to the Intranet Homepage and click on Need a Form? under Quick Links. Once you have accessed the forms page the EDSPP form can be found under the Stock Plans Area.

Please be assured that KeySpan is committed to keeping you informed about any changes to the Plan and will continue to communicate with you as KeySpan and National Grid work toward the consummation of the transaction.

If you have questions about your Plan account,  please contact  Computershare at
(800) 666-7401. If you have other questions regarding how the National Grid acquisition of KeySpan will affect your holdings in this Plan or any other Plan in which you hold KeySpan stock please contact KeySpan's Stock Plans Hotline at
(718) 403-3131 or e-mail the Stock Plans Group at financial@keyspanenergy.com.

Please look out for additional communications regarding how the National Grid Transaction will affect your holdings in other plans such as the KeySpan 401(k) Plan.

Additional Information and Where to Find It
-------------------------------------------

KeySpan intends to file with the Securities and Exchange Commission ("SEC") a proxy statement and other relevant documents in connection with the proposed transaction between KeySpan and National Grid Investors and security holders of KeySpan are advised to read the proxy statement and other relevant documents when they become available, as they will contain important information about the transaction. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by KeySpan with the SEC, when they become available, at the SEC's web site at http://www.sec.gov.

KeySpan and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its security holders in connection with the proposed transaction. Information concerning the interests of KeySpan's participants in the solicitation is set forth in KeySpan's most recent proxy statement and Annual Report on Form 10-K filed (filed with the Securities and Exchange Commission on March 30, 2005 and March 2, 2006, respectively) and will be set forth in the proxy statement relating to the merger when it becomes available.


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


Additional Information and Where to Find It
-------------------------------------------

KeySpan intends to file with the Securities and Exchange Commission (the "SEC") a proxy statement and other relevant documents in connection with the proposed acquisition of KeySpan by National Grid. Investors and security holders of KeySpan are advised to read the proxy statement and other relevant documents when they become available, as they will contain important information about the transaction. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by KeySpan with the SEC, when they become available, at the SEC's web site at http:/www.sec.gov.

KeySpan and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its security holders in connection with the proposed acquisition. Information concerning the interests of KeySpan's participants in the solicitation is set forth in KeySpan's most recent proxy statement and Annual Report on Form 10-K (filed with the SEC on March 30, 2005 and February 28, 2006, respectively) and will be set forth in the proxy statement relating to the acquisition when it becomes available.












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